UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

Cypress Semiconductor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 3, 2017, Cypress Semiconductor Corporation (the “Company”) launched a website to communicate with the Company’s stockholders. The website address is www.keepcypressmovingforward.com. The following materials were posted by the Company to the website:

On May 3, 2017,Cypress Semiconductor Corporation (the "Company") launched a website to communicate with the Company's stockholders. The website address is www.keepcypressmovingforward.com. The following materials were posted by the Company to the website: Forward-Look ngStatements Statements herein that are not historicalfacts and that refer to Cypress or Its subsidiaries·plans and expectations for the future are forward-looking statements made pursuant to the Private Secuntei s Litigation Reform Act of 1995. We may use words such as "may";should," "expect"·plan";intend," "anticipate:·"believe; ·estimate.··predict.''"potential.''"future ·continue· or other wordni gindicating future results or expectations to identify such forward-looking statements that include.but are not limited to statements related to:our Cypress 3.0 strategy;our 2017 AnnualMeeting of Stockholders;the composition of our Board of Directors:the Company's financial and operatoi nal performance:and the resolution of legalproceedings. Such statements reflect our current expectations. which are based on information and data available to our management as of the date of this press release.Our actualresults may differ materially due to a var ety of risks and uncertainties. Including. but not limited to: the uncertainty of litigatiOn:our ability to execute onour Cypress 3.0 strategy. global economic and market conditions;business conditions and growthtrends m the semiconductor market: our ability to compete effectively:the volatility in supply and demand conditions for our products.including but not limited to the impact of seasonality on supply anddemand:our ability to develop.introduce and sell new products and technologies:potential problems relating to our manufacturing actiVities;the impact of acquisitions:our ability to attract and retain key personnel:and other risks and uncertainties described in the "Risk Factors" and "Management's Discussion and Analyssi of FinancialCondition and Results of Operations· sectionsin our most recent AnnualReport on Form1O-K and our other filings with the Securities and Exchange Commission.We assume no responsibility to update any such forward-looking statements. Agree Ihave read and agree to the terms of this website.

CYPREss· I NIIDOIO 1,. f0t40itJIOW lhos website contains omportant informati on regardong Cypress·upcomong 2017 AnnualMeeting of Stockholders to be held on june 8.2017 to vote on the election of sevendorectors to the Company's Board. We firmly beheve our current Board of Directors has the nght mox of skills.management experience and industry expertise to help Cypress to compete and winin today's challenging environment. Welcome Press Releases Presentations Cypress' current Board has a proven track record accelerating revenue growth.increasing gross margons and cash flow and creating stockholder value. The Board supports our CEO and management team as they execute our Cypress 3.0 strategy and solidify our position as the global embedded solutions leader for high-growth applications in the automotive,industrial and consumer market segments across the emergongInternet of Thongs. Stockho ld er letters SEC Filings BetweenQ1 2015 and Q1 2015.under former CEO T.J.Rodgers. Cypress'stock price declined by more than 30%. By contrast. since April 28, 2015, when the Board forced Rodgers to resign, our stock price has improved by over 45% (see charts here). demonstrating that our Cypress 3.0 strategy is the right strategy to drive Cypress·growth onto the future. Board of Directors How To Vott Contact We urge stockholders to KEEP CYPRESS MOVING FORWARD and vote on the WHI TE card.in favor of Cypress·Director nominees. We also encourage you to read the materials contained on this website  includong our press releases.publocly filed letters and ovetv1ew presentatoon - and to Vtso t regularly for updates. ihank you for your support. ( HOW TO VOTE ) t< }{)17 onductor Corpor· r St.x c:J.-Lcx* ,on All n&hK Cypl'"l.""\'\ Keep Cypress Moving Forward

PRESS RELEASES Welcome Press Releases Presentations May 3, 2017 Cypr ss S miConductor Sends l ttr to Stockhold rs and Fols lnv stor Pr sent t•on Stockholder letters Apr 19. 2017 Cypress Files Definirjve Proxy Materials and Sends Letter to S ockholders SEC Filings Apr 18.201 7 Cypr ss R solvlowsult Brougllt by D partCEO T.J. Rodgers Board of Directors Apr 13, 2017 Cypress to Announce f irst Quarter 2017 Results on April 27 HowloVote Apr 11,201 7 Cypress Clarifies that Stockholders Do Not Neto Take l mm oate Action RegardoT.J. Rodgers' Proxy Materials Contact Mar 23, 2017 Cypress Stockholders Approve Consent Solicnat to Eliminate Cumulative Mar 15, 2017 Glass Lewis Becomes Second Leading Proxy Advisory Firm to Recommend tha: Cypre,ss Stockholders Consent FOR Elimination of Cumulative Voting Mar 14, 2017 leadong lnd pendeN Proxy Advosory Firm, I Recomm nds Cypr ss Semiconductor Stockholders Consent FOR Management's Proposal to E.minate Cumulative Voting Mar 3, 2017 Cypr ss SemiConductor Flls Definoltve Consent SoiiCotation to Eliminate CumulativVoMg. Prot cting Stockholders from Founder and Former CEO wtth Self.Serving Agenda to Regaon Infl uence Feb 17, 2017 Cypress Semoconductor Responds to Attem pt rted Former CEO to Regao n l rfluence PRESENTATIONS Welcome Press Releases Presentations May 3,201 7 Investor Presentation Stockholder letters SEC Filings Board of Directors HowToVote Contact Title Date by Depa that SS. Votong ior Title Date

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STOCKHOLDER LETTERS

Date	Title
May 3, 2017	Stockholder Letter 2
Apr 19, 2017	Stockholder Letter 1

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SEC FILINGS

Date	Title
Apr 19, 2017	DEFC14A Definitive Proxy Statement
Apr 19, 2017	DEFA14A Definitive Additional Materials
Apr 18, 2017	DEFA14A Definitive Additional Materials
Apr 11, 2017	DEFA14A Definitive Additional Materials
Mar 24, 2017	8-K Current Report
Mar 23, 2017	DEFA14A Definitive Additional Materials

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BOARD OF DIRECTORS

Ray Bingham
Executive Chairman of the Board

Prior to joining the Cypress board, Bingham was chairman of the Spansion Inc. board of directors. Bingham has more than 30 years of business expertise as CEO and board member directing M&A. He joined General Atlantic, a global growth equity firm, as managing director in 2006, leading the firm's investment activities in the Communications and Electronics sector. He transitioned to Advisory Director in 2010. Prior to joining General Atlantic, Mr. Bingham served in executive management roles at Cadence Design Systems, including executive chairman, president and CEO and CFO. Mr. Bingham is a director of three other public companies: Oracle Corporation, Flextronics International Ltd., and TriNet. Mr. Bingham received a bachelor's degree in Economics from Weber State University and a master's degree in Business Administration from the Harvard Business School.

Hassane El-Khoury
President, Chief Executive Officer, Member of Board of Directors

Hassane El-Khoury is president, chief executive officer and a member of the board of directors at Cypress. He was previously executive vice president of Cypress's Programmable Systems Division, managing the company's standard and programmable microcontroller (MCU) portfolio, including its Platform PSoC family of devices, and its automotive business.

Prior to that, El-Khoury ran Cypress's automotive business unit, architecting its human-machine interface strategy—which is focused on the automotive touch business—and spearheading its effort to target the growing infotainment, instrumentation cluster and Advanced Driver Assistance Systems (ADAS) segments. Under El-Khoury, the automotive business unit significantly expanded its revenue, market share and technology leadership.

Prior to joining Cypress, El-Khoury served in various engineering roles with subsystem supplier Continental Automotive Systems, where he spent time based in the U.S., Germany and Japan. He has a deep understanding of customer and design requirements in the automotive and industrial markets, as well as a systems-level understanding of how chips work together to form integrated customer solutions.

El-Khoury holds a bachelor's of science degree in electrical engineering (BSEE) from Lawrence Technological University in Southfield, Mich., and a master's degree in engineering management from Oakland University in Rochester Hills, Mich.

W. Steve Albrecht
Director

W. Steve Albrecht is an Andersen Alumni Professor of Accounting and a Wheatley Fellow at the Marriott School of Management at Brigham Young University (BYU). He served as the associate dean of the school until July 2008. Mr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, joined BYU in 1977 after teaching at Stanford University and the University of Illinois. Prior to becoming a professor, he worked as an accountant for Deloitte & Touche, an accounting firm. Mr. Albrecht is the past president of the American Accounting Association and the Association of Certified Fraud Examiners. He is a former trustee of the Financial Accounting Foundation that provides oversight to the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board. He is also a former member of COSO, the organization that developed the internal control framework used by most companies. He has consulted with numerous corporations on fraud, controls and financial reporting issues. He has been an expert witness in several large financial statement fraud cases. Mr. Albrecht holds a bachelor of science degree from Brigham Young University, a master's degree in Business Administration and a doctorate degree in Accounting from the University of Wisconsin.

Eric A. Benhamou
Director

Eric A. Benhamou is former chairman of the board of 3Com Corporation, a digital electronics manufacturer best known for its computer network infrastructure products. He served as chief executive officer of Palm, Inc., a personal digital assistant and smartphone manufacturer, from October 2001 until October 2003 and as chairman until October 2007. He also served as chief executive officer of 3Com from 1990 until the end of 2000. Mr. Benhamou co-founded Bridge Communications, an early networking pioneer, and was vice president of engineering until its merger with 3Com in 1987. He serves on the Stanford University School of Engineering board and is vice chairman of the board of governors of Ben Gurion University of the Negev. He is the managing director of Benhamou Global Ventures, a venture capital firm he established in 2003. Mr. Benhamou holds a master of science degree from Stanford University's School of Engineering and a diplôme d'ingénieur and doctorate from Ecole Nationale Supérieure d'Arts et Métiers, Paris.

O.C. Kwon
Director

Prior to joining the Cypress board, Kwon was a member of the Spansion Inc. board of directors. O.C. Kwon is senior advisor to SK Hynix. Prior to his appointment to Spansion's Board of Directors, he served as an advisor to the Board. Kwon has over 30 years experience in the semiconductor industry. He has held many leadership positions in areas such as business development, finance, marketing, strategic planning and manufacturing. Before serving as advisor to SK Hynix, he was CEO of SK Hynix, and held several positions with Hyundai Electronics America and Hynix, including CEO. During his tenure at Hynix, he was elected as the chairman of the Korea Semiconductor Industry Association. He also played an integral role in many initiatives critical to the company's business restructuring, recapitalization, strategic alliances and new business development. Most notable was his leadership of Hynix's entry into the NAND Flash market in collaboration with ST Micro and establishment the company's manufacturing facility in Wuxi, China, which now produces about half of the total DRAM output of SK Hynix. Kwon served in the Korean Navy as finance officer for three years. He holds a bachelor's degree in international economics from Seoul National University.

Wilbert Van Den Hoek

Director

Wilbert van den Hoek retired from Novellus Systems, Inc., a semiconductor equipment manufacturer, in 2008, where he was executive vice president and chief technology officer. He also served as president and chief executive officer of Novellus Development Company, LLC, a wholly-owned subsidiary of Novellus Systems, Inc. from 2005 until 2008. He joined Novellus Systems, Inc. in 1990 and served in various senior executive positions until his retirement in 2008. From 1980 to 1990, he held various positions at Philips Research Laboratories, a global organization that helps introduce meaningful innovation to improve people's lives. From 2004 until 2006 when the company went public, he served on the board of directors of Neah Power Systems, Inc., a developer of innovative, long-lasting, efficient and safe power solutions for military, transportation and portable electronics applications. Since 2005, he has served on the technical advisory boards of various organizations, including Cavendish Kinetics, Inc., a fabless supplier of tunable components for RF circuits, Innopad, Inc., a manufacturer of polishing pads for use in semiconductor manufacturing, Innovent Technologies, LLC, a manufacturer of customized substrate handling products for the semiconductor, LED and solar panel industries, and Process Relations, an independent software vendor and consulting company specializing in supporting customers develop and transfer high-tech manufacturing processes in various markets including the semiconductor market. Mr. van den Hoek received a doctorandus degree cum laude in Chemistry from the Rijks Universiteit Utrecht, The Netherlands in December 1979.

Michael S. Wishart

Director

Prior to joining the Cypress board, Michael S. Wishart was a member of the Spansion Inc. board of directors. Wishart has over 30 years experience as an executive advisor to the technology industry. Wishart previously held senior positions with Goldman, Sachs & Co., including chairman of Goldman's Global Technology Group and managing director of Goldman Sachs, where he counseled senior executives on strategic issues. He retired from Goldman in 2011 as an advisory director. Prior to Goldman Sachs, he was managing director and co-head of the Global Technology Group of Lehman Brothers, and previously worked in the Investment Banking Division of Smith Barney, Harris Upham & Co. Wishart is a member of the Investment Committee at Sacred Heart Schools, and is a member of the Management Board at the Stanford Graduate School of Business.

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HOW TO VOTE

VOTE BY MAIL

If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the WHITE proxy card. Proxy cards submitted by mail must be received no later than June 7, 2017 at 5:00 p.m. Eastern Daylight Time to be voted at the Annual Meeting.

VOTE BY TELEPHONE OR ONLINE

You may vote your shares by telephone or online by following the instructions provided in the proxy materials. If you vote by telephone or online, you do not need to return a proxy card by mail. Online and telephone voting are available 24 hours a day. Votes submitted by telephone or online must be received by 11:59 p.m. Eastern Daylight Time on June 7, 2017.

VOTE IN PERSON AT THE ANNUAL MEETING

You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your WHITE proxy card or voting instructions, or vote by telephone or online by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

BENEFICIAL STOCKHOLDERS

If you are the beneficial owner of your shares, you should have received the proxy materials and voting instructions from the bank or broker holding your shares. You should follow the instructions in the proxy materials and voting instructions to instruct your bank or broker on how to vote your shares. The availability of telephone and online voting will depend on the voting process of the bank or broker. Shares held beneficially may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank or broker in advance of the Annual Meeting giving you the right to vote your shares.

If you have questions or need assistance in voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor:

Okapi Partners LLC
1212 Avenue of the Americas
24th Floor
New York, New York 10036
Telephone: (212) 297-0720
Toll-Free: (877) 285-5990
cyinfo@okapipartners.com

Welcome
Press Releases
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Stockholder Letters
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How To Vote
Contact

CONTACT

INVESTOR CONTACT

Okapi Partners LLC
Bruce Goldfarb/Pat McHugh/Tony Vecchio
(877) 285-5990
info@okapipartners.com

MEDIA CONTACT

Sard Verbinnen & Co
Ron Low/John Christiansen
(415) 618-8750
cypress-svc@sardverb.com